Introduction to Beneficient “Ben” (Nasdaq: BENF) Unlock the Liquidity in Your Alternative Assets Liquidity The Ben® Way: We've built a rapid, secure, online way for customers to exit alternative asset investments for cash, equity, or debt securities directly from the balance sheet of a Nasdaq-traded company (BENF) September 19, 2023 Exhibit 99.2

Derek Fletcher Chief Fiduciary Officer As an expert on fiduciary issues and estate planning, Mr. Fletcher has played a central role in the development of Ben’s products and structure. He serves as the company’s point person as it relates Ben’s operations, through one of its subsidiaries, under the Technology-Enabled Financial Fiduciary Financial Institutions (TEFFI) Act in the state of Kansas, a new legislative infrastructure that has been critical to Ben’s success. Prior to joining Ben in 2018, Mr. Fletcher spent eight years at Bank of America Private Wealth Management as Managing Director, WPS Market Director and Wealth Strategist. Before that, he was a shareholder and estate planning attorney for Winstead PC, a national business law firm based in Dallas, Texas. Befitting his experience, Mr. Fletcher is a fellow on the American College of Trust and Estate Counsel and has served as chairman of the Dallas Bar Association’s Probate, Trusts and Estates Section and the American Bar Association’s Estate and Gift Tax Committee. He has also been a member of the Board of Governors of the Dallas Estate Planning Council. Mr. Fletcher is board certified in estate planning and probate law and is a certified public accountant. Mr. Fletcher earned a bachelor’s degree in accounting from Texas Tech University and a law degree from the University of Texas School of Law. See Important Disclosures on Slide 13.

This presentation is for educational and informational purposes only FORWARD-LOOKING STATEMENT Some of the statements contained in this press release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are generally identified by the use of words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "should," "target," "will," "would" and, in each case, their negative or other various or comparable terminology. These forward-looking statements reflect our views with respect to future events as of the date of this document and are based on our management's current expectations, estimates, forecasts, projections, assumptions, beliefs and information. Although management believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that these expectations will prove to have been correct. All such forward-looking statements are subject to risks and uncertainties, many of which are outside of our control, and could cause future events or results to be materially different from those stated or implied in this document. It is not possible to predict or identify all such risks. These risks include, but are not limited to, our ability to consummate liquidity transactions on terms desirable for the Company, or at all, and the risk factors that are described under the section titled "Risk Factors" in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings with the Securities and Exchange Commission. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document and in our SEC filings. We expressly disclaim any obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law. See Important Disclosures on Slide 13.

VIDEO: Providing Liquidity Solutions for Alternative Assets See Important Disclosures on Slide 13.

Business Highlights Source: Preqin 2022 Global Alternatives Report Estimated based on (i) historical North American private capital AUM data from Preqin (excludes hedge funds) and historical North America hedge fund AUM data from Eurekahedge; (ii) market segment data including the percentage of hedge fund assets held by individuals (CitiBusiness Advisory), the percentage of private capital assets held by family offices and wealthy individuals (Preqin, Private Equity Spotlight, February 2016), the percentage of total global assets held by small, mid- and ultra-high net worth individuals (Capgemini and Credit Suisse); and (iii) assets held by North American high net worth individuals, including the percentage of such assets held by MHNW investors (Capgemini). Includes the following assumptions of Ben: (i) calculations of market segmentation based on estimates from third-party sources described above; (ii) large institutions hold 80% of the total institutional AUM; (iii) the percentage of MHNW wealth allocated to alternative assets is 16% (based on a range of estimates from Oliver Wyman, Knight Frank, Campden Research, UBS, and KKR); and (iv) MHNW and UHNW alternative asset AUM may be understated, and large institution and STMI alternative asset AUM may be proportionally overstated and, therefore, require adjustment. Data from Preqin, a widely accepted commercial private equity database and Ben’s own proprietary assumptions and calculations of MHNW and STMI alternatives AUM and turnover, which use data from Spectrum Group, Setter Capital, Capgemini, Preqin, Eureka Hedge, and Credit Suisse. This estimate relies on certain of our assumptions regarding the U.S. market, including, but not limited to, the amount of wealth held by MHNW investors, the amount of MHNW wealth allocated to alternative assets, the size of the private equity market, the share of the private equity market held by MHNW investors, the share of the private equity market held by STMI investors, the share of STMI assets in hedge fund assets, the value of STMI investors’ alternative assets, the turnover rate for alternative assets in the secondary market, and the secondary market demand. Secure, rapid and cost-effective process built to operate entirely online to deliver alternative asset liquidity to customers in as few as 30 days Serve as a regulated fiduciary for our customers during transactions Innovative, Disruptive Business Model $13 trillion1 in alternative assets held by investors globally Approximately $2 trillion2 in alternative assets with approximately $50+ billion3 in annual liquidity demand Target market is focused on Medium-to-High Net Worth investors, Small-to-Medium Sized Institutions, and General Partners seeking liquidity solutions for their end-of-life investment funds Significant Market Opportunity Early mover advantage with barriers to entry Powerful, yet simple economic model Unique platform, fortified by underlying technology and applications Multiple Competitive Advantages Strong Team Proven record of building alternative asset businesses World-class board of directors includes two former Federal Reserve Bank presidents Leadership team with related industry expertise across key verticals

Focused on Creating Liquidity for Investors of Alternative Assets Products and services currently provided to the ExAlt Trusts. …while Ben’s liquidity solutions are designed to assist investors in early monetization of their alternative assets, serving as a key puzzle piece in the alternative investment lifecycle for retail investors Digitized Solution Comprehensive & Transparent Data, Reporting & Analytics1 Quick Quote on Alternative Assets ü ü ü Fiduciary to Customer & Operates as a Regulated Fiduciary Safekeeping & Custody of Securities, Assets & Documents Provision of Liquidity in Typically Less than 30 Days ü ü ü High growth, FinTech disruptors have proliferated and focus on easing retail investor access to alternative asset products Global alternative assets under management growing rapidly See Important Disclosures on Slide 13.

Alternative Assets and Associated Liquidity Represent a Large Market Opportunity

Recent period of rapid growth in alternative investments has resulted in increased demand for early liquidity. Market is over $x trillion opportunity.



AUM ($B)
12,000
9,000
6,000
3,000
0
Secondary ($B)
160
120
80
40
0
19.5%
CAGR
r2=.82
Secondary volume growth correlation to Alt growth
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
Global Secondary Transactions
Global Private Market AUM

Sources: Setter Capital Volume Report FY 2021; Coller Capital Private Equity Secondary Market Report 2017.

Top 3 Secondary Fund Market Share Since 2015

Top Volume Ranking	2015 - H1 2021 7yr Average
#1	13.1%
#2	10.4%
#3	7.4%

Source: Evercore Partners International LLP - authorized and regulated by the Financial Conduct Authority.

See Important Disclosures on Slide 13.

7

Translation from Market Opportunity to Ben's Serviceable Market

Revenue capture is illustrative and intended to contextualize the key components of monetization



$13[1] Trillion
Alternatives Market
A
B
~$2 Trillion[2]
Total Addressable Market
C
$50+ Billion[3]
Annual Liquidity Demand
in Ben's Market
D
?
Ben's Market Share Capture
12-15%
Expected Annual Liquidity
and Custody Revenue for
Fiduciary Loans
E

	Illustrative Revenue Funnel	Secular Trends Additive to Ben's Model
A	Total Global Alternative Assets Held	✓
B	Amount Held by Ben's Current Target Market	✓
C	Annual Liquidity Demand	✓
D	Estimated Beneficient Market Share	?
E	Expected Annual Liquidity and Custody Revenue for Fiduciary Loans	?

1. Source: Preqin 2022 Global Alternatives Report
2. Estimated based on (i) historical North American private capital AUM data from Preqin (excludes hedge funds) and historical North America hedge fund AUM data from Eurekahedge; (ii) market segment data including the percentage of hedge fund assets held by individuals (CitiBusiness Advisory), the percentage of private capital assets held by family offices and wealthy individuals (Preqin, Private Equity Spotlight, February 2016), the percentage of total global assets held by small, mid- and ultra-high net worth individuals (Capgemini and Credit Suisse); and (iii) assets held by North American high net worth individuals, including the percentage of such assets held by MHNW investors (Capgemini). Includes the following assumptions of Ben: (i) calculations of market segmentation based on estimates from third-party sources described above; (ii) large institutions hold 80% of the total institutional AUM; (iii) the percentage of MHNW wealth allocated to alternative assets is 16% (based on a range of estimates from Oliver Wyman, Knight Frank, Campden Research, UBS, and KKR); and (iv) MHNW and UHNW alternative asset AUM may be understated, and large institution and STMI alternative asset AUM may be proportionally overstated and, therefore, require adjustment.
3. Data from Preqin, a widely accepted commercial private equity database and Ben's own proprietary assumptions and calculations of MHNW and STMI alternatives AUM and turnover, which use data from Spectrum Group, Setter Capital, Capgemini, Preqin, Eurekahedge, and Credit Suisse. This estimate relies on certain of our assumptions regarding the U.S. market, including, but not limited to, the amount of wealth held by MHNW investors, the amount of MHNW wealth allocated to alternative assets, the size of the private equity market, the share of the private equity market held by MHNW investors, the share of the private equity market held by STMI investors, the share of STMI assets in hedge fund assets, the value of STMI investors' alternative assets, the turnover rate for alternative assets in the secondary market, and the secondary market demand.

8

Leveraging Digital Technology to Provide a Scure & Rapid Exit

Faster liquidity timelines are made possible by Ben AltAccess®, a digital secure AT&T NetBond® certified tech platform designed to deliver liquidity and related custody and trust services to owners of alternative assets

Traditional Liquidity Providers		AltAccess®
14-31 Days	**Non-Disclosure Agreement** Instead of negotiating an NDA, customers upload asset documents through AltAccess to Ben's regulated fiduciary as qualified document custodian	0 Days
60-90 Days	**Underwriting** Ben's proprietary tech platform eliminates the need for 3rd party intermediaries & provides underwriting for the fiduciary loan	1-29 Days
30-60 Days	**Negotiation & Documentation** Ben's transaction documentation is short, standardized and easily executed digitally through AltAccess	0 Days
1-9 Months	**Closing Process** Ben's propriety ExAlt Plan process effects the fiduciary liquidity transactions and enables the full delivery of liquidity to customers prior to the ultimate transfer of title of the customer's alternative assets to the ExAlt Plan trusts	1 Day

AltAccess vs **Traditional**

AltAccess: MONTH 1 — AS FEW AS 30 DAYS = SIMPLE, RAPID, AND COST EFFECTIVE

Traditional: MONTH 1 | MONTH 2 | MONTH 3 | MONTH 4 | MONTH 5 | MONTH 6 | MONTH 7 | MONTH 8 | MONTH 9 | MONTH 10 | MONTH 11 | MONTH 12 | MONTH 13 | MONTH 14 | MONTH 15 — 4-12+ MONTHS FOR LIQUIDITY

See Important Disclosures on Slide 13.

9

VIDEO: Customer Experience See Important Disclosures on Slide 13.

Experienced Board of Directors

Brad K. Heppner



DIRECTOR, CEO AND CHAIRMAN OF THE BOARD

30+ years alternative asset and financial institutions experience, Chairman of the Board and CEO, Prior: Founder and CEO of The Crossroads Group; Founder of Capital Analytics; previously with Bain & Company, MacArthur Foundation and Goldman Sachs

Emily Bowersock Hill



DIRECTOR

20+ years retail financial services experience; Founding Partner, Bowersock Capital Partners (DBA Sanctuary Wealth Management); Prior: Executive Director, Senior Portfolio Manager and Family Wealth Director – Morgan Stanley; Engagement Manager – McKinsey & Company; Research Associate – International Security Studies, Yale University

Thomas O. Hicks



DIRECTOR

Private equity industry pioneer with 30+ years private equity investment experience; Founder and Chairman, Hicks Holdings, LLC; Prior: Founder of Hicks, Muse, Tate and Furst; Co-Founder and Co-Chairman of Hicks & Haas; Board of Directors, Carpenter Technology Corporation

Peter T. Cangany, Jr.



DIRECTOR

Insurance entities, audit and accounting. Board of Trustees, Finance Committee Chair; Franklin College. Prior: Partner of Ernst & Young, LLP

Richard W. Fisher



DIRECTOR

Banking executive, corporate governance expert and former President and Chief Executive Officer of the Federal Reserve Bank of Dallas; Mr. Fisher currently serves as President and Chief Executive Officer of RWF Financial, Inc., a Senior Adviser to Barclays PLC, a director on the Board of Directors of Tenet Health Care (NYSE: THC) and Warner Brothers Discovery (NASDAQ: WBD) and previously served as a director on the Board of Directors of AT&T (NYSE: T) and PepsiCo (NASDAQ: PEP)

Ben

BOARD

James G. Silk



EVP AND CHIEF LEGAL OFFICER, DIRECTOR

25+ years of experience in the investment management and financial services industry; Prior: Willkie Farr & Gallagher LLP; Shearman & Sterling LLP

Dennis P. Lockhart



DIRECTOR

Private equity investment experience, financial services, international finance; Board of Directors, St. Joseph's Health System, PrimeRevenue, Invesco Mortgage Capital, and Pensare Acquisition Corp; Prior: President and CEO, Federal Reserve Bank of Atlanta; Member, Federal Open Market Committee

Derek L. Fletcher



PRESIDENT AND CHIEF FIDUCIARY OFFICER, DIRECTOR

25+ years of sophisticated estate planning, wealth structuring and fiduciary advisory services; Prior: US Trust - Bank of America Private Wealth Management; Winstead, PC; Coopers & Lybrand

Bruce W. Schnitzer



DIRECTOR

30+ years private equity investment experience, insurance and other specialty financial services; Chairman, Wand Partners; Chairman, The Institute of Human Origins; Prior: President and CEO of Marsh, Inc.; CFO of Marsh & McLennan Companies, Inc.; Head of M&A for Morgan Guaranty Trust Company (J.P. Morgan)

See Important Disclosures on Slide 13.

11

Investor Relations Contact investors@beneficient.com Media Contact Longacre Square Partners beneficient@longacresquare.com Beneficient Contact askben@beneficient.com Nasdaq Listed: BENF See Important Disclosures on Slide 13.

This presentation is for educational and informational purposes only Important Disclosures Liquidity exit strategies offered may not include all options and may vary over time; all exit options, including historic options such as cash, may not be available or offered to prospective customers at any given time; your options may differ. Exit options are presented on a case-by-case basis in Ben’s discretion and may be offered for less than current net asset value based on a variety of factors, including asset-specific factors such as Ben’s valuation analysis. References to “liquidity” generally refers to an opportunity offered by Ben to exit an investment in an illiquid asset. Ben can discuss with prospective customers what options may be currently available, including based upon the specifics of such customer’s situation and illiquid assets. The information in this presentation is provided for convenience only, is not investment advice or a recommendation and may not be relied upon in considering an investment in Beneficient, a Nevada corporation (“Ben”). Any offer or solicitation will only be made in compliance with applicable state and federal securities laws pursuant to Regulation D of the Securities Act of 1933, as amended. Any securities shall be offered only through definitive confidential offering documents to qualified eligible investors that also meet the applicable requirements of a qualified institutional buyer or an institutional account in a private placement under the Securities Act of 1933, as amended, or another available exemption. This presentation is intended solely for purposes of familiarizing recipients with Ben. This presentation is not an offer to sell nor does it seek an offer to buy securities in any jurisdiction where the offer or sale is not permitted. To the extent the terms of any potential transaction are included in this presentation, those terms are included for discussion and illustration purposes only. Offers to sell or purchase any security can be made only through definitive agreements and other offering documents (collectively, the “Offering Materials”) which must be reviewed carefully by prospective customers/investors. No securities have been recommended by the Securities and Exchange Commission (the “SEC”) or any state securities commission or regulatory authority, nor has any commission or regulatory agency confirmed the accuracy of the information contained in the Offering Materials. No representation or warranty, express or implied, is made as to the accuracy, timeliness or completeness of any information contained herein, and any investment or business decision should be based solely on the information contained in the Offering Materials and the prospective investor’s independent due diligence and research. In addition, no representation or warranty, express or implied is made as to the future performance of any investment in Ben, or that investors will or are likely to achieve favorable results, will make any profit at all or will be able to avoid incurring a substantial loss on their investment. Prospective investors are encouraged to consult with their financial, tax, accounting or other advisors to determine whether using Ben’s products and services, including an investment in Ben, is appropriate and suitable for them. Past performance is not indicative of future results. This presentation and the Offering Materials may contain forward-looking, non-factual and similar statements (“collectively, “Statements”) and information relating to, among other things, Ben, its business plan and strategy, and its industry. Statements are neither historical facts nor assurances of future performance. They reflect or are based on the current subjective beliefs of, assumptions made by, intentions and information currently available to Ben’s management regarding historical events and trends and the current status and future of the market and the company’s business, future plans and strategies, anticipated trends, and other future, current and historical non-factual conditions. When used, the words “aim,” “anticipate,” “could,” “intend,” “expect,” “project,” “plan,” “would” and similar references are intended to identify Statements within the meaning of the Private Securities Litigation Reform Act of 1995 and otherwise. These Statements reflect management’s current beliefs, estimations, and views with respect to future and other events and are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict (many of which are outside of Ben’s control), including fluctuating market conditions, and could cause Ben’s actual circumstances and results to differ materially from those contained in or underlying the Statements. In light of these risks and uncertainties, there can be no assurance and no representation is given that these Statements are now, or will prove to be accurate, timely or complete in any way. Investors are cautioned not to place undue reliance on these Statements. All subsequent written and oral forward-looking and similar statements concerning Ben are expressly qualified in their entirety by the cautionary statements above. Ben does not undertake any obligation to revise or update these Statements to reflect events or circumstances after such date or to reflect the occurrence of unanticipated or other events. This presentation is confidential and, accordingly, may not be copied, reproduced, distributed, or disclosed without the written permission of Ben. By reviewing this presentation, you agree to keep this presentation confidential and not disclose it to any person other than your advisors who agree to hold this presentation in confidence. The information contained herein is based on Ben data available at the time of this presentation. It speaks only as of the particular date or dates included herein. Use of Other Data The data contained herein is derived from various internal and external sources. All of the market data in the presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy, completeness or reliability of such information. Further, no representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. Ben and Avalon assume no obligation to update the information in this presentation. Trademarks This presentation contains trademarks, service marks, trade names and copyrights of Ben, Avalon and other companies, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this presentation is not intended in, and does not imply, a relationship with Ben, Avalon or any of their respective affiliates, or an endorsement or sponsorship by or of Ben, Avalon or such affiliates. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM, (c) or (r) symbols, but Ben and Avalon will assert, to the fullest extent under applicable law, the right of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Securities of Beneficient, a Nevada corporation its affiliates and/or successors are offered through Beneficient Securities Company, L.P., an affiliated entity. Only available in states where Beneficient Securities Company, L.P. is registered or exempt. Member FINRA/SIPC.